Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the
Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Section 240.14a-12

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

TEMPLETON DRAGON FUND, INC.
(Name of Registrant as Specified in its Charter)

Name of Person(s) Filing Proxy Statement, other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify

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FRANKLIN TEMPLETON
INVESTMENTS

TEMPLETON DRAGON FUND, INC.

NOTICE OF 2013 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders (the "Meeting") of Templeton Dragon Fund, Inc. (the "Fund") will be held at the Fund's offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 on May 31, 2013, at 12 Noon, Eastern time.

During the Meeting, shareholders of the Fund will vote on the following Proposals:

1. The election of four Directors of the Fund to hold office for the terms specified.
2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2013.

By Order of the Board of Directors,

Lori A. Weber
Vice President and Secretary

April 5, 2013

Please sign and promptly return the proxy card or voting instruction form in the enclosed self-addressed envelope regardless of the number of shares you own. If you have any questions, call Fund Information at (800) DIAL BEN®/342-5236.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 31, 2013

The Fund's Notice of Annual Meeting of Shareholders, Proxy Statement and form of Proxy are available on the Internet at http://www.proxyonline.us/docs/tdf.pdf. The form of Proxy on the Internet site cannot be used to cast your vote.

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TEMPLETON DRAGON FUND, INC.

PROXY STATEMENT

♦ INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Directors of Templeton Dragon Fund, Inc. (the "Fund"), in connection with the Fund's Annual Meeting of Shareholders (the "Meeting"), has requested your vote.

Who is eligible to vote?

Shareholders of record at the close of business on March 22, 2013, are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy statement, and the proxy card were first mailed to shareholders of record on or about April 5, 2013.

On what issues am I being asked to vote?

You are being asked to vote on two Proposals:

1. The election of four Directors of the Fund; and
2. The ratification of the selection of PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2013.

How do the Fund's Directors recommend that I vote?

The Directors unanimously recommend that you vote FOR the election of the four nominees for director and FOR the ratification of the selection of PwC as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2013.

How do I ensure that my vote is accurately recorded?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, instructions are enclosed.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on any of the Proposals, your proxy will be voted as you indicate. With respect to any Proposal for which you do not specify a vote, your proxy will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on either Proposal 1 or 2, your shares will be voted FOR the election of all nominees as Director and FOR the ratification of the selection of PwC as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2013.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund’s offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Director, including as an Independent Director, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by the Qualifying Fund Shareholder and the length of time that the shares have been owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between the Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by the Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (“SEC”) had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Director of the Fund if so nominated and elected/appointed.

     The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

     The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter was included in the Fund’s proxy statement for its 2011 Annual Meeting of Shareholders.

Who are the nominees and Directors?

     The Board is divided into three classes. Each class has a term of three years. Each year, the term of office of one class expires. This year, the terms of four Directors expire: Edith E. Holiday, Larry D. Thompson, Charles B. Johnson and Gregory E. Johnson. Four individuals have been nominated for three-year terms, set to expire at the 2016 Annual Meeting of Shareholders. These terms continue, however, until their successors are duly elected and qualified. The nominees are: Edith E. Holiday, Larry D. Thompson, Rupert H. Johnson, Jr. and Gregory E. Johnson. All of the nominees are currently members of the Board with the exception of Rupert H. Johnson, Jr., who is standing for election by shareholders of the Fund for the first time. Among these nominees, Rupert H. Johnson, Jr. and Gregory E. Johnson are deemed to be Interested Directors. The remaining nominees are deemed to be Independent Directors. In addition, all of the current nominees and Directors are also directors or trustees of other investment companies within the Franklin Templeton Investments fund complex.

     Interested Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. (“Resources”) and its affiliates. Resources is a publicly owned company, the principal stockholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who beneficially owned approximately 17.10% and 16.91%, respectively, of its outstanding shares as of December 31, 2012. The shares deemed to be beneficially owned by

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Charles B. Johnson include certain shares held by two private charitable foundations, of which he disclaims beneficial ownership. The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation or by his spouse, of which he disclaims beneficial ownership. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily, engaged through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange (“NYSE”) listed holding company (NYSE: BEN). Charles B. Johnson, currently Director and Vice President of the Fund, and Gregory E. Johnson, Director of the Fund, are father and son. Rupert H. Johnson, Jr., nominee for Director and also currently Vice President of the Fund, is the brother of Charles B. Johnson and the uncle of Gregory E. Johnson. There are no other family relationships among the Directors or nominees for Director.

     Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated to serve as Directors.

     In addition to personal qualities, such as integrity, in considering candidates for the Fund Board, the Nominating Committee seeks to find persons of good reputation whose experience and background evidence that such person has the ability to comprehend, discuss and critically analyze materials and issues presented, in exercising judgments and reaching informed conclusions relevant to fulfillment of a Fund Director’s duties and fiduciary obligations. Information on the business activities of the nominees and other Directors during the past five years and beyond appears below and it is believed that the specific background of each Director evidences such ability and is appropriate to his or her serving on the Fund’s Board. As indicated, Harris J. Ashton and Frank A. Olson have both served as chief executive officers of NYSE listed public corporations; Larry D. Thompson and Edith E. Holiday each have legal backgrounds, including high level legal positions with departments of the U.S. Government; David W. Niemiec and Ann Torre Bates each have been chief financial officers of major corporations; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge; Robert E. Wade has over thirty years of experience as a practicing attorney; Constantine D. Tseretopoulos has professional and executive experience as founder and Chief of Staff of a hospital; Frank J. Crothers has served as the chief executive officer of several foreign closely held corporations; and Rupert H. Johnson, Jr. and Gregory E. Johnson are both high ranking executive officers of Resources.

     Listed below with the business activities of the nominees and Directors are their names and years of birth, their positions and length of service with the Fund and the number of portfolios in the Franklin Templeton Investments fund complex that they oversee.

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Investments Fund Complex Overseen by Director*	Other Directorships Held During at least the Past Five Years
Frank J. Crothers (1944) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 1998	25	Talon Metals Corp. (mining exploration), Fortis, Inc. (utility holding company) and AML Foods Limited (retail distributors).
Principal Occupation During At Least the Past 5 Years: Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and **formerly**, Chairman, Atlantic Equipment and Power Ltd. (1977–2003).				
J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2009	135	Boeing Capital Corporation (aircraft financing).
Principal Occupation During At Least the Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and **formerly**, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991–2006).				
Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 1998	25	None
Principal Occupation During At Least the Past 5 Years: Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987–present); director of various nonprofit organizations; and **formerly**, Cardiology Fellow, University of Maryland (1985–1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982–1985).				

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment manager, and also may share a common underwriter.

** Rupert H. Johnson, Jr. and Gregory E. Johnson are "interested persons" of the Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Rupert H. Johnson, Jr. is considered an interested person of the Fund due to his position as an officer, director and major shareholder of Resources, which is the parent company of the Fund's investment manager, and his position with the Fund. Gregory E. Johnson is considered an interested person of the Fund due to his position as an officer, director and shareholder of Resources. Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson. The remaining Directors of the Fund are Independent Directors.

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(4) Ms. Bates and Mr. Wade also are independent trustees of Franklin Mutual Series Funds and may, in the future, receive payments pursuant to a discontinued retirement plan that generally provides payments to independent board members who have served seven years or longer for such fund.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each Board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds (which may include the Fund) until the value of such investments equals or exceeds five times the annual retainer and regular Board meeting fees paid to such Board member. Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected Board members. In implementing such policy, a Board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

Who are the Executive Officers of the Fund?

Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for the Executive Officers, are their names, years of birth and addresses, as well as their positions and length of service with the Fund, and principal occupations during at least the past five years.

Name, Year of Birth and Address	Position	Length of Time Served
Rupert H. Johnson, Jr.	Vice President and Nominee for Interested Director	Vice President since 1996
Please refer to the table "Nominees for Interested Director to serve until 2016 Annual Meeting of Shareholders" for additional information about Mr. Rupert H. Johnson, Jr.		
Mark Mobius (1936) 17th Floor, The Chater House 8 Connaught Road, Central Hong Kong	President and Chief Executive Officer—Investment Management	President since 1994 and Chief Executive Officer—Investment Management since 2002
Principal Occupation During At Least the Past 5 Years: Portfolio Manager of various Templeton advisory affiliates; Executive Chairman, Templeton Emerging Markets Group; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.		
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer—Finance and Administration	Since 2009
Principal Occupation During At Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments.		

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Name, Year of Birth and Address	Position	Length of Time Served
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2005

Principal Occupation During At Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and **formerly**, Partner, Shearman & Sterling, LLP (2004–2005); and General Counsel, Investment Company Institute (ICI) (1997–2004).

Name, Year of Birth and Address	Position	Length of Time Served
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2012

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2009

Principal Occupation During At Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly**, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000–2004).

Name, Year of Birth and Address	Position	Length of Time Served
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2009

Principal Occupation During At Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served
Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Assistant Secretary	Since March 2013

Principal Occupation During At Least the Past 5 Years:
Senior Corporate Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South and Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2009

Principal Occupation During At Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.

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How are independent auditors selected?

The Board has a standing Audit Committee currently comprised of David W. Niemiec (Chairman), Ann Torre Bates, Frank J. Crothers and Constantine D. Tseretopoulos, all of whom are Independent Directors and considered to be "independent" as that term is defined by the NYSE's listing standards. The Audit Committee is responsible for the appointment, compensation and retention of the Fund's independent registered public accounting firm ("independent auditors"), including evaluating their independence, recommending the selection of the Fund's independent auditors to the full Board, and meeting with such independent auditors to consider and review matters relating to the Fund's financial reports and internal auditing.

Which independent auditors did the Board select?

The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP ("PwC") as the independent auditors for the Fund for the current fiscal year. PwC has examined and reported on the fiscal year-end financial statements dated December 31, 2012, and certain related SEC filings. You are being asked to ratify the Board's selection of PwC for the current fiscal year ending December 31, 2013. Services to be performed by the independent auditors include examining and reporting on the fiscal year-end financial statements of the Fund and certain related filings with the SEC.

The selection of PwC as the independent auditors for the Fund for the fiscal year ending December 31, 2013, was recommended by the Audit Committee and approved by the Board on February 26, 2013. PwC's reports on the financial statements of the Fund for the fiscal years for which it has served as auditors did not contain an adverse opinion or a disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope or accounting principles.

The Audit Committee and the Board have been advised by PwC that neither PwC nor any of its members have any material direct or indirect financial interest in the Fund. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

♦ AUDITOR INFORMATION

Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $44,741 for the fiscal year ended December 31, 2012, and $44,473 for the fiscal year ended December 31, 2011.

Audit-Related Fees. The aggregate fees paid to PwC for assurance and related services rendered by PwC to the Fund that are reasonably related to the performance of the audit or review of the Fund's financial statements and not reported under "Audit Fees" above were $6,552 for the fiscal year ended December 31, 2012, and $6,552 for the fiscal year ended December 31, 2011. The services for which these fees were paid included attestation services.

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     In addition, the Audit Committee pre-approves PwC’s engagement for audit-related services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. For the fiscal years ended December 31, 2012, and December 31, 2011, there were no fees paid to PwC for such services.

     Tax Fees. There were no fees paid to PwC for professional services rendered by PwC to the Fund for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2012, and December 31, 2011.

     In addition, the Audit Committee pre-approves PwC’s engagement for tax services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The fees for these services were $4,600 for the fiscal year ended December 31, 2012, and $100,000 for the fiscal year ended December 31, 2011. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and the application of local country tax laws to investments and licensing securities with local country offices.

     All Other Fees. The aggregate fees paid for products and services provided by PwC to the Fund, other than the services reported above, were $414 for the fiscal year ended December 31, 2012 and $0 for the fiscal year ended December 31, 2011. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.

     In addition, the Audit Committee pre-approves PwC’s engagement for other services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The fees for these services were $152,036 for the fiscal year ended December 31, 2012, and $0 for the fiscal year ended December 31, 2011. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.

     Aggregate Non-Audit Fees. The aggregate fees paid to PwC for non-audit services provided by PwC to the Fund, to the Investment Manager or to any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund were $163,602 for the fiscal year ended December 31, 2012, and $106,552 for the fiscal year ended December 31, 2011. The aggregate non-audit fees for the fiscal year ended December 31, 2012, include the amounts shown under Audit-Related Fees ($6,552); Tax Fees (including services provided to the Investment Manager and its control entities ($4,600)) and All Other Fees ($414) (including services provided to the Investment Manager and its control entities ($152,036)).

     The Audit Committee has determined that the provision of the non-audit services that were rendered to the Investment Manager and to any entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund is compatible with maintaining PwC’s independence.

     Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted written pre-approval policies and procedures. As a result, all such services described above and provided by PwC must be directly pre-approved by the Audit Committee.

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Audit Committee Charter. The Board has adopted and approved a formal written charter for the Audit Committee which sets forth the Audit Committee's responsibilities. A copy of the charter was included in the Fund's proxy statement for its 2011 Annual Meeting of Shareholders.

As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's independent auditors, to discuss the financial statements.

Audit Committee Report. The Audit Committee received the written disclosures and the letter from PwC required by the applicable requirements of the Public Company Accounting Oversight Board regarding PwC's communications with the Audit Committee concerning independence. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with the Audit Committee's review of the financial statements and PwC's report, the members of the Audit Committee discussed with representatives of PwC, PwC's independence, as well as the following: PwC's responsibilities in accordance with generally accepted auditing standards; PwC's responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to PwC's retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and PwC's judgments about the quality of the Fund's accounting principles.

Based on its review and discussions with management and PwC, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2012, for filing with the SEC.

AUDIT COMMITTEE

David W. Niemiec (Chairman)
Ann Torre Bates
Frank J. Crothers
Constantine D. Tseretopoulos

♦ ADDITIONAL INFORMATION ABOUT THE FUND'S BOARD OF DIRECTORS

Board Role in Risk Oversight. The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management in consultation with the Board and its counsel. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board's request or upon the Investment Manager's initiative. In addition, the Audit Committee of the Board meets regularly with the internal audit group to review reports on their examinations of functions and processes within Franklin Templeton Investments that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the

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Board to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund's risk profile, the Board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the Investment Manager's investment risk personnel meet regularly with the Board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives.

With respect to valuation, the Fund's administrator provides regular written reports to the Board that enable the Board to monitor the number of fair valued securities in the Fund's portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund's portfolio. The Board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, the Fund's Audit Committee reviews valuation procedures and results with the Fund's independent auditors in connection with such Committee's review of the results of the audit of the Fund's year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Investment Manager's compliance group and meets regularly with the Fund's Chief Compliance Officer ("CCO") to discuss compliance issues, including compliance risks. In accordance with SEC requirements, the Independent Directors meet regularly in executive session with the CCO and the CCO prepares and presents an annual written compliance report to the Board. The Fund's Board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund's service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Investment Manager periodically provides an enterprise risk management presentation to the Board to describe the way in which risk is managed on a complex-wide level. The presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

Board Structure. Seventy-five percent or more of the Fund's Board members consist of Independent Directors who are not deemed to be "interested persons" by reason of their relationship with the Fund's management or otherwise as provided under the 1940 Act. While the Chairman of the Board is an interested person, the Board is also served by a Lead Independent Director. The Lead Independent Director, together with independent counsel, reviews proposed agendas for Board meetings and generally acts as a liaison with Fund management with respect to questions and issues raised by the Independent Directors. The Lead Independent Director also presides at separate meetings of Independent Directors held in advance of each scheduled Board meeting where various matters, including those being considered at such Board meeting, are discussed. It is believed such structure and activities assure that proper consideration is given at Board meetings to matters deemed important to the Fund and its shareholders.

◆ ADDITIONAL INFORMATION ABOUT THE FUND

The Investment Manager. The Investment Manager of the Fund is Templeton Asset Management Ltd. – Hong Kong Branch, a Singapore company with a branch office at The Chater House, 17th Floor, 8 Connaught Road Central, Hong Kong. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly owned subsidiary of Resources.

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The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), with offices at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Investment Manager. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund.

The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is Computershare Shareowner Services, LLC (formerly, BNY Mellon Shareowner Services), P.O. Box 358015, Pittsburgh, PA 15252-8015.

The Custodian. The custodian for the Fund is JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070.

Other Matters. The Fund's latest audited financial statements and annual report for the fiscal year ended December 31, 2012, are available free of charge. To obtain a copy, please call (800) DIAL BEN®/342-5236 or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Principal Shareholders. As of March 22, 2013, the Fund had 37,544,720 shares outstanding and total net assets of $1,149,582,655.13. The Fund's shares are listed on NYSE (NYSE: TDF). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of March 22, 2013, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares, except as shown in the following table:

Name and Address of Beneficial Ownership	Amount and Nature of Beneficial Ownership	Percent of Outstanding Shares
City of London Investment Group PLC	10,161,246*	26.8%
City of London Investment Management Company Limited 77 Gracechurch Street London EC3V 0AS England		

* The nature of beneficial ownership is shared voting and dispositive power as reported on Form 13G/A, filed with the SEC on February 8, 2013.

Name and Address of Beneficial Ownership	Amount and Nature of Beneficial Ownership	Percent of Outstanding Shares
Lazard Asset Management Limited	2,641,802**	6.98%
Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112		

** The nature of beneficial ownership is sole voting and dispositive power as reported on Form 13G, filed with the SEC on February 13, 2013.

In addition, to the knowledge of the Fund's management, as of March 22, 2013, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Directors and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

Contacting the Board of Directors. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Directors at the Fund's offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

18

     Solicitation of Proxies. Your vote is being solicited by the Directors. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their reasonable expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but also may include telephone, facsimile, electronic or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Fund does not reimburse Directors and officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

     Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that current NYSE Rules permit the broker-dealers to vote on the Proposals on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

     Quorum. A majority of the Fund’s shares entitled to vote at the Meeting—present in person or represented by proxy—constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote at the Meeting for purposes of determining whether the required quorum of shares exists.

     Method of Tabulation. Provided a quorum is present or represented at the Meeting, Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of the Fund’s shares present (in person or represented by proxy) and voting on the proposal at the Meeting. Proposal 2, ratification of the selection of the independent registered public accounting firm, requires the affirmative vote of a majority of the votes cast. Abstentions and broker non–votes will be treated as votes present at the Meeting, but will not be treated as votes cast and, therefore, will not be counted for purposes of obtaining approval of either proposal.

     Adjournment. The holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy, whether or not sufficient to constitute a quorum, or any officer present entitled to preside or act as Secretary of the Meeting may adjourn the Meeting. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes have not been received to approve the Proposals or to permit further solicitation of proxies or for any other reason consistent with Maryland law and the Fund’s Articles of Incorporation and By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules and the Fund’s proxy statement for the 2012 annual meeting.

19

Shareholder Proposals. The Fund anticipates that its 2014 Annual Meeting of Shareholders will be held on or about May 30, 2014. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund's proxy statement for the 2014 Annual Meeting of Shareholders must send such written proposal to the Fund's offices, at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary, so that it is received no later than December 6, 2013, in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting.

A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund's proxy statement by December 6, 2013, as described above, may nonetheless present a proposal at the Fund's 2014 Annual Meeting of Shareholders if such shareholder notifies the Fund in writing, at the Fund's offices, of such proposal by February 19, 2014. If a shareholder fails to give notice by this date, then the persons designated as proxies for the 2014 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

A shareholder proposal may be presented at the 2014 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the meeting.

By Order of the Board of Directors,

Lori A. Weber
Vice President and Secretary

April 5, 2013

20

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TLTDF PROXY 04/13

FRANKLIN TEMPLETON INVESTMENTS

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors unanimously recommends a vote FOR the Proposals.

1. Election of Directors: 01 - Edith E. Holiday 02 - Larry D. Thompson 03 - Rupert H. Johnson, Jr. 04 - Gregory E. Johnson

☐ Mark here to vote FOR all nominees ☐ Mark here to WITHHOLD vote from all nominees ☐ For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

	For	Against	Abstain
2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2013	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

1 U P X

01MC5B

You can now access your Templeton Dragon Fund, Inc. account online.

Access your Fund account online via the Investor ServiceDirect™ Website.

The transfer agent for the Fund now makes it easy and convenient to get current information on your shareholder account.

- **View account status**
- **View certificate history**
- **View book-entry information**
- **View payment history for dividends**
- **Make address changes**
- **Obtain a duplicate 1099 tax form**
- **Establish/change your PIN**

Visit us on the web at http://www.cpushareownerservices.com/
For Technical Assistance call 1-877-978-7778 between 9am-7pm
Monday-Friday, Eastern Time

www.cpushareownerservices.com
***The Investor ServiceDirect*™ Website**
Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 31, 2013.

The Fund's Notice of Annual Meeting of Shareholders, Proxy Statement and form of Proxy are available on the Internet at http://www.proxyonline.us/docs/tdf.pdf. The form of Proxy on the Internet site cannot be used to cast your vote.

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

FRANKLIN TEMPLETON
INVESTMENTS

Proxy — TEMPLETON DRAGON FUND, INC.

ANNUAL MEETING OF SHAREHOLDERS – MAY 31, 2013

The undersigned hereby revokes all previous proxies for his/her shares of Templeton Dragon Fund, Inc. (the "Fund") and appoints KIMBERLY H. NOVOTNY, ROBERT C. ROSSELOT and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund's Annual Meeting of Shareholders (the "Meeting") to be held at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 at 12 Noon, Eastern time, on May 31, 2013, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting, including any matters presented for which the Fund was not given timely notice.

This Proxy is solicited on behalf of the Board of Directors. It will be voted as specified. If no specification is made, this Proxy shall be voted FOR Proposal 1 (including all nominees for director) and FOR Proposal 2. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management

(Continued and to be signed on the other side)